UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Atlantic Street Suite 500 Stamford, Connecticut		06901
(Address of principal executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 1, 2025, Cara Therapeutics, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the six proposals set forth below.

At the close of business on February 5, 2025, the record date for the Special Meeting, there were 4,571,229 shares of the Company’s common stock issued and outstanding. The holders of a total of 2,257,479 shares of the Company’s common stock were represented at the Special Meeting by proxy or by attendance at the virtual meeting, representing approximately 49.38% of the Company’s issued and outstanding common stock as of the record date, which total constituted a quorum for the Special Meeting in accordance with the Company’s bylaws.

The final voting results for each of the proposals voted upon at the Special Meeting is set forth below. For more information on the proposals voted upon at the meeting, please refer to the Company’s definitive proxy statement for the Special Meeting dated February 14, 2025.

Proposal No. 1 – Approval of the Issuance of Shares of the Company’s Common Stock Pursuant to the Merger (defined below)

The stockholders approved the issuance of shares of the Company’s common stock pursuant to the merger (the “Merger”) of CT Convergence Merger Sub, Inc., a wholly owned subsidiary of the Company, with and into Tvardi Therapeutics, Inc. (“Tvardi”), with Tvardi surviving the Merger as a wholly owned subsidiary of the Company, which (i) will represent more than 20% of the shares of the Company’s common stock outstanding immediately prior to the Merger and (ii) result in the change of control of the Company, pursuant to Rules 5635(a) and 5635(b) of Nasdaq, respectively (the “Stock Issuance Proposal”), by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,088,293	166,062	3,124	—

Proposal No. 2 - Approval of Equity Plan

The stockholders approved the Tvardi Therapeutics, Inc. 2025 Equity Incentive Plan, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,614,099	639,688	3,692	—

Proposal No. 3 - Approval of Employee Stock Purchase Plan

The stockholders approved the Tvardi Therapeutics, Inc. 2025 Employee Stock Purchase Plan, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,811,877	440,010	5,592	—

Proposal No. 4 – Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation Effecting the Reverse Stock Split at a Ratio in the Range From 1-for-2 to 1-for-4

The stockholders approved an amendment to the amended and restated certificate of incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio within the range between 1-for-2 to 1-for-4 (with such ratio to be mutually agreed upon by the Company’s Board of Directors and the Tvardi Board of Directors prior to the effectiveness of the Merger or, if the Stock Issuance Proposal is not approved by the Company’s stockholders, determined solely by the Company’s Board of Directors), by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,074,463	178,823	4,193	—

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Proposal No. 5 – Approval of an Increase in Authorized Shares

The stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 16,666,667 shares to 150,000,000 shares, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,063,711	190,834	2,934	—

Proposal No. 6 – Approval, on an Advisory, Non-Binding Basis, of Merger-Related Executive Compensation Arrangements

The stockholders approved, on an advisory, nonbinding basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,059,752	191,692	6,035	—

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to the Merger. Specifically, this Current Report on Form 8-K provides: (i) audited financial statements of Tvardi as of and for the years ended December 31, 2024 and 2023, attached hereto as Exhibit 99.1 and incorporated herein by reference, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tvardi for the years ended December 31, 2024 and 2023, attached hereto as Exhibit 99.2 and incorporated herein by reference, and (iii) the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2024, relating to the proposed Merger, attached hereto as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Merger been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.3. The information in Exhibits 99.1 and 99.2 were provided by Tvardi.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of Tvardi Therapeutics, Inc. for the years ended December 31, 2024 and 2023
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tvardi for the years ended December 31, 2024 and 2023
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements regarding the anticipated completion and effects of the proposed Merger; the ability of the parties to consummate the Merger on the expected timeline or at all; the progress, scope or duration of the development of product candidates or programs, including the expected timing for Tvardi’s regulatory submissions; statements concerning current or proposed programs or product candidates of Tvardi; strategies, prospects, plans, expectations or objectives of management Tvardi for future its operations; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks, including those factors discussed in the section titled “Risk Factors” in the Registration Statement on Form S-4, as amended (File No. 333-283900) initially filed by Cara with the Securities and Exchange Commission (the “SEC”) on December 18, 2024 and declared effective by the SEC on February 14, 2025, the completion of the Merger, including the need for the satisfaction (or waiver) of closing conditions; and the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of Cara’s Annual Report on Form 10-K and other documents filed from time to time with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Cara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the Merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ Ryan Maynard
Ryan Maynard
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: April 1, 2025

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